SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: June 2, 2004



                          QUEEN CITY MOBILE HOMES, INC.
                          ----------------------------
              (New name of registrant as specified in its charter)
(successor registrant under SEC. 12(g)3 of the Securities Exchange Act of 1934)


                                  HINDS, INC.
                              --------------------
                     (Prior name of corporation pre-merger)


WYOMING                         000-31887                 83-0327511
- ----------------              -------------            ------------
(State or other               (Commission              (IRS Employer
jurisdiction of               File Number)             Identification No.
incorporation                                          pre-merger)
pre-merger)

SOUTH DAKOTA                    000-31887                46-0429873
- -----------------             -------------            ------------------
(State or other               (Commission              (IRS Employer
jurisdiction of               File Number)             Identification No.
incorporation                                          post-merger)
post-merger)


            1230 North Avenue, Suite 8, Spearfish, South Dakota 57783
           ----------------------------------------------------------
                                  (NEW ADDRESS)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (303) 422-8127



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))

Section 1 - Registrant's Business and Operations


Item 1.01 Entry into a Material Definitive Agreement

        None.


Item 1.02 Termination of a Material Definitive Agreement

        None
Item 1.03 Bankruptcy or Receivership

        None


Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

        None

Item 2.02 Results of Operations and Financial Condition

        None

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

        None

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement

        None

Item 2.05 Costs Associated with Exit or Disposal Activities

        None

Item 2.06 Material Impairments

        None

Section 3 - Securities Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

        None

Item 3.02 Unregistered Sales of Equity Securities

        None

Item 3.03 Material Modification to Rights of Security Holders

        None

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Account

        None

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

        None.

Section 5 - Corporate Governance and Management

Item 5.01 Changes in Control of Registrant


     None.


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     Harlan Schmidt became the President and Director of the company as of January 2004. Phil Hinds resigned as President.


Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year

        None

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans

        None

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provi-sion of the Code of Ethics.


Section 6 - [Reserved]


Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

        None

Section 8 - Other Events

Item 8.01 Other Events

This supplements and amends the 8K12G3 that was filed on June 2, 2004

     Queen City Mobile Homes was incorporated February 4, 1994 and commenced business as a dealer in manufactured by Liberty Homes, Inc. and Rollohome.

     In calendar year 1995, it sold four percent (4%) of the mobile homes manufactured by Liberty Mobile Homes and received an award for being Liberty's outstanding mobile home dealer. That year, it had gross sales of approximately $10,000,000.

     It sold its dealership in 1996 and since then has managed and dealt in its receivables of which at December 31, 2002, it had approximately $40,000.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

       Financial Statements -

                                1. Audited Financial Statements of Queen City Mobile Homes, Inc. for the periods ended. December 31, 2001 and 2002.

                                2. Pro Forma Consolidated Financial Statements (Unaudited) of Queen City Mobile Homes, Inc. after merger with Hinds, Inc.

        Exhibits-            * 3.3 Articles of Queen City Mobile Homes, Inc.
                             * 3.4 Bylaws of Queen City Mobile Homes, Inc.
                             *10.1 Articles of Merger
                             *10.2 Plan of Merger
                             *10.3 Certificate of Merger

* Previously Filed

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  September 28, 2004                        Queen City Mobile Homes, Inc.



                                               By: /s/ Harlan A. Schmidt
                                                  ------------------------------
                                                  Harlan A. Schmidt, President

                        PRO FORMA COMBINED FINANCIAL DATA




The Unaudited Pro Forma Combined Balance Sheet and the Unaudited Combined Statement of Operations of Queen City Mobile Homes, Inc. ("the Company") have been prepared to illustrate the estimated effect of the acquisition of Hinds, Inc. as if it had occurred on December 31, 2003. The acquisition was accounted for by the purchase method of accounting. The Pro Forma Financial statements do not purport to be indicative of the results of operations or financial position of the Company that would have actually been obtained had such transactions been completed as of the assumed dates and for the period presented, or which may be obtained in the future.

A preliminary allocation of the purchase price has been made to major categories of assets and liabilities in the accompanying Pro Forma Financial Statements based on available information. The actual allocation of purchase price and the resulting effect on income from operations may differ significantly from the pro forma amounts included herein. Consequently, the amounts reflected in the Pro Forma Financial Statements are subject to change and the final amounts may differ substantially.

The accompanying Pro Forma Combined Financial Statements should be read in conjunction with the historical financial statements and related notes thereto for Queen City Mobile Homes, Inc.



Michael Johnson & Co, LLC
Denver, CO
June 25, 2004
/s/Michael Johnson & Co., LLC




              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                     (Twelve-Months Ended December 29, 2003)


                                                 Queen City                              Pro Forma
                                                Mobile Homes         Hinds, Inc.          Combined
                                             ------------------    ---------------    ----------------

       Net Revenue                                           -                  -                   -
                                             ------------------    ---------------    ----------------

          Gross Profit                                       -                  -                   -
                                             ------------------    ---------------    ----------------

       Accounting Fees                                   2,600             10,429              13,029
       Bank Fees                                            55                 82                 137
       Filing Fees                                           -                486                 486
       Office Expense                                       25                132                 157
       Business Meals                                      276                  -                 276
       Postage                                               4                  -                   4
       Membership Fees                                      64                  -                  64
       Transfer Agent Fees                                 500                  -                 500
       Travel Expense                                    1,038                  -               1,038
                                             ------------------    ---------------    ----------------

          Operating Expense                              4,562             11,129              15,691
                                             ------------------    ---------------    ----------------

       Other Income                                      3,649                  -               3,649
                                             ------------------    ---------------    ----------------

       Net Income/(loss)                                  (913)           (11,129)            (12,042)
                                             ------------------    ---------------    ----------------

       Per Share Data

       Net Loss                                                                               $ (0.01)
       Weighted average share outstanding                                                   1,500,000
                                                                                      ================

       Cash Flow provided by (used for):
       Operating Activities                            (38,272)            (2,100)            (40,372)
       Financial Activities                             39,105              2,100              41,205




                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET

                                December 29, 2003

                                                    Queen City                                Pro Forma       Pro Forma
                                                    Mobile Homes          Hinds, Inc.        Adjustments      Combined
                                                    ------------          -----------        -----------      --------

            ASSETS

Cash and cash equivalents                                $ 833                 $ -                                   $ 833
Accounts receivable                                     35,826                   -                                  35,826
Acquisition                                                  -                   -              3,600                3,600
                                                       -------             -------             -------             -------
   Total Assets                                         36,659                   -              3,600               40,259
                                                       =======             =======             =======             =======
            LIABILITIES & STOCKHOLDERS' EQUITY

Trade Accounts Payable                                       -               9,029                  -                9,029
Notes Payable                                           37,105                   -                  -               37,105
                                                       -------             -------             -------             -------
   Total Liabilities                                    37,105               9,029                  -               46,134
                                                       -------             -------             -------             -------
Capital stock                                            7,500                 720              2,880               11,100
Paid in capital                                         (5,500)              1,380             (1,380)              (5,500)
Retained earnings (deficit)                             (2,446)            (11,129)             2,100              (11,475)
                                                       -------             -------             -------             -------
   Total Stockholders' Equity                             (446)             (9,029)             3,600               (5,875)
                                                       -------             -------             -------             -------
   Total liabilities & stockholders' equity
      (deficit)                                         36,659                   -              3,600               40,259
                                                       =======             =======             =======             =======

Notes to the Unaudited Pro Forma Combined Statements of Operations

a. The Hinds, Inc. Acquisition as accounted for by the purchase method of accounting. Under purchase accounting, the total purchase price was allocated to the intangible assets and liabilities of Hinds, Inc. The purchase was for shares of stock in Queen City Mobile Homes valued at $3,600.

                          QUEEN CITY MOBILE HOMES, INC.
                          (A Development Stage Company)
                              FINANCIAL STATEMENTS
                   For Years Ended December 31, 2002 and 2001

                           MICHAEL JOHNSON & CO., LLC
                          Certified Public Accountants
                        9175 East Kenyon Ave., Suite 100
                             Denver, Colorado 80237

Michael B. Johnson C.P.A.                             Telephone:  (303) 796-0099
Member:  A.I.C.P.A.                                         Fax:  (303) 796-0137
Colorado Society of C.P.A.s





                          INDEPENDENT AUDITOR'S REPORT


Board of Directors
Queen City Mobile Homes, Inc.
Spearfish, SD


We have audited the accompanying balance sheet of Queen City Mobile Homes, Inc., (A Development Stage Company) as of December 31, 2002 and 2001, and the related statements of operations, stockholders' equity, and cash flows for the years ended December 31, 2002 and 2001and for the period February 1, 1994 (inception) to December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements, based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Queen City Mobile Homes, Inc., as of December 31, 2002 and 2001, and the results of their operations and their cash flows for the years ended December 31, 2002 and 2001, and for the period February 1, 1994 (inception) to December 31, 2002, in conformity with accounting principles generally accepted in the United States.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements the Company is in the development stage, and will require funds from profitable operations, from borrowing or from sale of equity securities to execute its business plan. Management's plans in regard to these matters are also discussed in Note 3. These factors raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from this uncertainty.





Michael Johnson & Co., LLC
Denver, Colorado
November 24, 2003


                         QUEEN CITY MOBILE HOMES, INC.
                         (A Development Stage Company)
                                 Balance Sheets
                                  December 31,





                                                                          2002               2001
                                                                       ------------       ------------

ASSETS;

   Current Assets:
      Cash                                                                  $4,685             $1,584
     Accounts Receivable                                                    40,039                  -
                                                                       ------------       ------------

Total Current Assets                                                        44,724              1,584
                                                                       ------------       ------------

TOTAL ASSETS                                                               $44,724            $ 1,584
                                                                       ============       ============

LIABILITIES & STOCKHOLDERS' EQUITY

    Current Liabilities:
        Notes Payable - Shareholder                                         44,257              1,041
                                                                       ------------       ------------

Total Current Liabilities                                                   44,257              1,041
                                                                       ------------       ------------

Stockholders' Equity

    Common stock
      200,000,000 shares authorized at $.005 par value,
      1,500,000 shares issued and outstanding                                7,500              7,500
    Additional Paid-In Capital                                              (5,500)            (5,500)
    Deficit accumulated during the
      development stage                                                     (1,533)            (1,457)
                                                                       ------------       ------------

Total Stockholders' Equity                                                     467                543
                                                                       ------------       ------------

TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                                    $44,724             $1,584
                                                                       ============       ============

The accompanying notes are an integral part of these financial statements.

                         QUEEN CITY MOBILE HOMES, INC.
                         (A Development Stage Company)
                            Statements of Operations



                                                                                                              February 1, 1994
                                                                         Year Ended                             (Inception) to
                                                                        December 31,                              December 31,
                                                                 2002                     2001                        2002
                                                                 ----                     ----                        ----

Revenue:
    Rental Income                                                  $ -                        $ -                 $ 7,921,861
    Cost of Goods Sold                                               -                          -                  (6,504,088)
                                                              ----------                ----------                ------------
Total Income                                                         -                          -                   1,417,773
                                                              ----------                ----------                ------------
Costs and Expenses:
     Business Expenses                                            1,576                     1,041                   1,382,786
     Insurance                                                        -                         -                      40,136
     Office Expenses                                              2,000                        73                      41,981
     Bank Charges                                                    55                        56                       1,362
                                                              ----------                ----------                ------------
Total Operating Expenses                                          3,631                     1,170                   1,466,265
                                                              ----------                ----------                ------------
Other Income and Expenses:
     Interest Income                                              3,555                         -                      54,527
     Interest Expense                                                 -                         -                      (7,568)
                                                              ----------                ----------                ------------
Total Other Income & Expenses                                     3,555                         -                      46,959
                                                              ----------                ----------                ------------
Net Loss                                                          $ (76)                 $ (1,170)                   $ (1,533)
                                                              ==========                ==========                ============
Per Share Information:

     Weighted average number
     of common shares outstanding                             1,500,000                 1,500,000
                                                              ----------                ----------
Net Loss per common share                                     *                         *
                                                              ==========                ==========
* Less than $.01

The accompanying notes are an integral part of these financial statements.


                         QUEEN CITY MOBILE HOMES, INC.
                         (A Development Stage Company)
                             Statements of Cash Flow

                                Indirect Method




                                                                                                        February 1, 1994
                                                                          Year Ended                     (Inception) to
                                                                           December 31,                    December 31,
                                                                   2002                  2001                  2002
                                                                   ----                  ----                  ----

Cash Flows from Operating Activities:

     Net Loss                                                           $ (76)             $((1,170)         $ (1,533)

    Increase in Accounts Receivable                                   (40,039)                    -           (40,039)
                                                                    ------------          ----------          ----------
Net Cash  Used In Operating Activities                                (40,115)               (1,170)          (41,572)
                                                                    ------------          ----------          ----------
Cash Flows from Financing Activities:

    Proceeds from Notes Payable                                        43,216                 1,041            44,257
    Issuance of stock                                                 -                           -             2,000
                                                                    ------------          -----------         -----------
Net Cash Provided by Financing Activities                              43,216                 1,041            46,257
                                                                    ------------          -----------         -----------
Net Increase in Cash & Cash Equivalents                                 3,101                  (129)            4,685

Beginning Cash & Cash Equivalents                                       1,584                 1,713                 -
                                                                    ------------          -----------         ------------
Ending Cash & Cash Equivalents                                        $ 4,685               $81,584           $84,685
                                                                    ============          ===========         ============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

     Cash paid for Interest                                         $ -                   $ -                 $ 7,568
                                                                    ============          ============        ============
     Cash paid for Income Taxes                                     $ -                   $ -                 $ -
                                                                    ============          ============        ============

The accompanying notes are an integral part of these financial statements.


                         QUEEN CITY MOBILE HOMES, INC.
                         (A Development Stage Company)
                         Stockholders' Equity (Deficit)
                               December 31, 2002




                                                                                                     Deficit
                                                   COMMON STOCKS                Additional         Accum. During             Total
                                                                                  Paid-In           Development        Stockholders'
                                           # of Shares           Amount           Capital              Stage                Equity
                                           -----------           ------           -------              -----                ------

Balance - February 10, 1994                   $1,500,000           $ 7,500          $(5,500)                   $ -         $ 2,000
                                              ----------           -------          --------              ---------       ----------
Net Loss for the Period                                -                 -                -               (545,099)       (545,099)
                                              ----------           -------          --------              ---------       ----------
Balance - December 31, 1994                    1,500,000             7,500           (5,500)              (545,099)       (543,099)
                                              ----------           -------          --------              ---------       ----------
Net Profit for the Year                                -                 -                -                276,795         276,795
                                              ----------           -------          --------              ---------       ----------
Balance - December 31, 1995                    1,500,000             7,500           (5,500)              (268,304)       (266,304)
                                              ----------           -------          --------              ---------       ----------
Net Profit for the Year                                -                 -                -                259,654         259,654
                                              ----------           -------          --------              ---------       ----------
Balance - December 31, 1996                    1,500,000             7,500           (5,500)                (8,650)         (6,650)
                                              ----------           -------          --------              ---------       ----------
Net Profit for the Year                                -                 -                -                 53,138          53,138
                                              ----------           -------          --------              ---------       ----------
Balance - December 31, 1997                    1,500,000             7,500           (5,500)                44,488          46,488
                                              ----------           -------          --------              ---------       ----------
Net Loss for the Year                                  -                 -                -                (51,365)        (51,365)
                                              ----------           -------          --------              ---------       ----------
Balance - December 31, 1998                    1,500,000             7,500           (5,500)                (6,877)         (4,877)
                                              ----------           -------          --------              ---------       ----------
Net Profit for the Year                                -                 -                -                  3,629           3,629
                                              ----------           -------          --------              ---------       ----------
Balance - December 31, 1999                    1,500,000             7,500           (5,500)                (3,248)         (1,248)
                                              ----------           -------          --------              ---------       ----------
Net Profit for the Year                                -                 -                -                  2,961           2,961
                                              ----------           -------          --------              ---------
Balance - December 31, 2000                    1,500,000             7,500           (5,500)                  (287)          1,713
                                              ----------           -------          --------              ---------       ----------
Net Loss for year                                      -                 -                -                 (1,170)         (1,170)
                                              ----------           -------          --------              ---------       ----------
Balance - December 31, 2001                    1,500,000             7,500           (5,500)                (1,457)            543
                                              ----------           -------          --------              ---------       ----------
Net Loss for year                                      -                 -                -                    (76)            (76)
                                              ----------           -------          --------              ---------       ----------
Balance - December 31, 2002                    1,500,000           $ 7,500          $(5,500)              $ (1,533)          $ 467
                                              ==========           =======          ========              =========       ==========

The accompanying notes are an integral part of these financial statements.

                          QUEEN CITY MOBILE HOMES, INC.
                          (A Development Stage Company)
                          Notes to Financial Statements
                                December 31, 2002


Note 1 - Organization and Summary of Significant Accounting Policies:
         ------------------------------------------------------------

Organization:

The Company was incorporated on February 1, 1994, in the state of South Dakota. The Company is in the development stages and was organized for the purpose of selling and dealing in manufactured homes and any business incidental or related thereto. The Company's fiscal year end is December 31.

Basis of Presentation - Development Stage Company:

The Company has not earned significant revenues from limited principal operations. Accordingly, the Company's activities have been accounted for as those of a "Development Stage Enterprise" as set forth in Financial Accounting Standards Board Statement No. 7 ("SFAS 7"). Among the disclosures required by SFAS 7 are that the Company's financial statements be identified as those of a development stage company, and that the statements of operations, stockholders' equity (deficit) and cash flows disclose activity since the date of the Company's inception.

Basis of Accounting:

The accompanying financial statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States.

Cash and Cash Equivalents:
-------------------------

The Company considers all highly liquid debt instruments, with an original maturity of three months to be cash equivalents.

Use of estimates:

The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

Net Loss Per Share

Net loss per share is based on the weighted average number of common shares and common shares equivalents outstanding during the period.

Other Comprehensive Income

The Company has no material components of other comprehensive income (loss), and accordingly, net loss is equal to comprehensive loss in all periods.

                          QUEEN CITY MOBILE HOMES, INC.
                          (A Development Stage Company)
                          Notes to Financial Statements
                                December 31, 2002

Note 2 - Federal Income Taxes:

The Company has made no provision for income taxes because there have been no operations to date causing income for financial statements or tax purposes.

The Financial Accounting Standards Board (FASB) has issued Statement of Financial Accounting Standards Number 109 ("SFAS 9"). "Accounting for Income Taxes", which requires a change from the deferred method to the asset and liability method of accounting for income taxes. Under the asset and liability method, deferred income taxes are recognized for the tax consequences of "temporary differences" by applying enacted statutory tax rates applicable to future years to differences between the financial statement carrying amounts and the tax basis of existing assets and liabilities.

Deferred tax assets:
         Net operating loss carryforwards                     $ 1,533
         Valuation allowance                                   (1,533)
                                                              --------
         Net deferred tax assets                              $     0
                                                              =========

At December 31, 2002, the Company had net operating loss carryforwards of approximately $1,533 for federal income tax purposes. These carryforwards if not utilized to offset taxable income will begin to expire in 2007.

Note 3 - Going Concern:

The financial statements of the Company have been presented on the basis that they are a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company has an accumulated deficit at December 31, 2002 of $1,533.

The future success of the Company is likely dependent on its ability to attain additional capital, or to find an acquisition to add value to its present shareholders and ultimately, upon its ability to attain future profitable operations. There can be no assurance that the Company will be successful in obtaining such financing, or that it will attain positive cash flow from operations. Management believes that actions presently being taken to revise the Company's operating and financial requirements provide the opportunity for the Company to continue as a going concern.

Note 4 - Capital Stock Transactions:

The authorized capital stock of the Company was established at 10,000 with a $1.00 par value. On November 20, 2000, the Board of Directors authorized the total number of shares be increased to 200,000,000 shares with a par value of $.005 per share and in addition authorized a forward split of 15,000 to 1 of the issued shares. There have been no additional shares of common stock issued during the year ended December 31, 2002

                          QUEEN CITY MOBILE HOMES, INC.
                          (A Development Stage Company)
                          Notes to Financial Statements
                                December 31, 2002




Note 5 - Segment Information:

Queen City Mobile Homes, Inc. operates primarily in a single operating segment, the selling and dealing in manufactured homes.

Note 6 - Notes Payable:

Notes payable at December 31, 2002 are $44,257 due upon demand to Harlan A. Schmidt with no interest.